File No. 33-54199

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 5

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

FIRST INVESTORS SPECIAL SITUATIONS GROWTH AND TREASURY SECURITIES
                         TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  September 28, 2001
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)



                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                                  672,776 UNITS



PROSPECTUS
Part One
Dated September 28, 2001

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

First Investors Special Situations Growth & Treasury Securities Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and shares of First Investors Special Situations Series ("Special Situations" or "Series"), a separate designated series of First Investors Series Fund (the "Fund"). The Fund is an open-end diversified management investment company, commonly known as a mutual fund. At August 16, 2001, each Unit represented a 1/672,776 undivided interest in the principal and net income of the Trust (see "The Trust" in Part
Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, Nike Securities L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, plus a sales charge of 6.0% of the Public Offering Price (6.385% of the net amount invested) including income and principal cash. At August 16, 2001, the Public Offering Price per Unit was $14.4799 (see "Public Offering" in Part Two). The minimum purchase is 200 Units.

        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                              NIKE SECURITIES L.P.
                                     Sponsor

                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1
             SUMMARY OF ESSENTIAL INFORMATION AS OF AUGUST 16, 2001
                          Sponsor: Nike Securities L.P.
                      Evaluator: First Trust Advisors L.P.
                          Trustee: The Bank of New York



GENERAL INFORMATION


Aggregate Maturity Value of Treasury Obligations in the Trust         $6,750,000
Aggregate Number of Shares of Special Situations in the Trust            197,596
Number of Units                                                          672,776
Fractional Undivided Interest in the Trust per Unit                    1/672,776
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                     $9,201,077
   Aggregate Value of Securities per Unit                               $13.6763
   Income and Principal cash (overdraft) in the Portfolio              $(46,645)
   Income and Principal cash (overdraft) per Unit                       $(.0693)
   Sales Charge 6.385% (6.0% of Public Offering Price,
      including income and principal cash)                                $.8729
   Public Offering Price per Unit                                       $14.4799
Redemption Price and Sponsor Repurchase Price per Unit
    ($.8729 less than the Public Offering Price per Unit)               $13.6070

Date Trust Established June 27, 1994 Mandatory Termination Date August 15, 2005 Evaluator's Annual Fee: $.0020 per $10.00 principal amount of Treasury Obligations outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Trustee's Annual Fee:  $.0085 per unit.
Record Date: As soon as practicable after the Special Situations' dividend date. Distribution Date: As soon as practicable after the Special Situations' distribution date.

                         REPORT OF INDEPENDENT AUDITORS


The Unit Holders of First Investors
Special Situations Growth & Treasury
Securities Trust, Series 1


We have audited the statement of assets and liabilities of First Investors Special Situations Growth & Treasury Securities Trust, Series 1 (the "Trust"), including the schedule of investments, as of May 31, 2001, and the related statements of operations and of changes in net assets for the year then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit. The Trust's financial statements for the years ended May 31, 2000 and 1999, were audited by other auditors whose report, dated September 8, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Investors Special Situations Growth & Treasury Securities Trust, Series 1, at May 31, 2001, and the results of its operations and changes in its net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
September 14, 2001

                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                       STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 2001


ASSETS

Securities, at market value (cost $8,904,114) (Note 1)               $9,367,238
Receivable from investment transactions                                 112,995
                                                                       --------
Total Assets                                                         $9,480,233
                                                                       ========


LIABILITIES AND NET ASSETS

Cash overdraft                                                         $110,321
Accrued liabilities                                                         607
Unit redemptions payable                                                  5,933
                                                                       --------
Total Liabilities                                                       116,861
                                                                       --------


Net assets, applicable to 684,968 outstanding
      units of fractional undivided
      interest:
   Cost of Trust assets, including accretion on
      the treasury obligations (Note 1)                               8,904,114
   Net unrealized appreciation (depreciation) (Note 2)                  463,124
   Distributable funds (deficit)                                         (3,866)
                                                                        -------
                                                                      9,363,372
                                                                        -------

Total Liabilities and Net Assets                                     $9,480,233
                                                                       ========

Net asset value per unit                                               $13.6698
                                                                       ========


See notes to financial statements.

                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                             SCHEDULE OF INVESTMENTS

                                  May 31, 2001


    Maturity                                                                          Market
      Value               Name of Issuer and Title of Security*                        Value

                          "Zero Coupon" U.S. Treasury Bonds
$6,910,000   (1)            maturing on August 15, 2005                             $5,636,625
                                                                                    ----------
                          Total treasury obligations (cost $5,554,505) - 60%         5,636,625
                                                                                    ----------

    Number of
     Shares

   197,596                First Investors Series Fund, Special
                            Situations Series                                        3,730,613
                                                                                    ----------
                          Total equity investments (cost $3,349,609) - 40%           3,730,613
                                                                                    ----------

                            Total investments (total cost $8,904,114)               $9,367,238
                                                                                    ==========







(1) The treasury obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such securities are often referred to as U.S. Treasury zero coupon bonds). Over the life of the treasury obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.






* Percentages are calculated based on total market value of investments.

                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                            STATEMENTS OF OPERATIONS



                                                                 Year ended May 31,

                                                          2001          2000           1999

Interest income                                        $502,366       $469,821      $488,131
Capital gains distribution                            1,020,148        296,488             -
                                                      --------------------------------------
Total investment income                               1,522,514        766,309       488,131

Expenses:
   Trustee and other service fees                        (8,736)       (15,978)       (9,652)
   Evaluator's fees                                      (1,464)        (1,596)       (1,761)
   Supervisory fees                                           -         (1,197)       (1,321)
                                                      --------------------------------------
Total expenses                                          (10,200)       (18,771)      (12,734)
                                                      --------------------------------------
      Investment income (loss) - net                  1,512,314        747,538       475,397

Net gain (loss) on investments:
   Net realized gain (loss)                             287,368        276,054       168,441
   Change in net unrealized appreciation
      (depreciation)                                 (1,638,142)       663,891      (669,758)
                                                     ---------------------------------------
                                                     (1,350,774)       939,945      (501,317)
                                                     ---------------------------------------
Net increase (decrease) in net
   assets resulting from operations                    $161,540     $1,687,483      $(25,920)
                                                       =====================================







See notes to financial statements.

                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                 Year ended May 31,

                                                          2001          2000           1999

Net increase (decrease) in net assets
      resulting from operations:
   Investment income (loss) - net                    $1,512,314       $747,538      $475,397
   Net realized gain (loss) on investments              287,368        276,054       168,441
   Net unrealized appreciation (depreciation)
      on investments                                 (1,638,142)       663,891      (669,758)
                                                     ---------------------------------------
                                                        161,540      1,687,483       (25,920)

Unit redemptions (75,106, 65,520 and 109,698
   in 2001, 2000 and 1999, respectively)             (1,091,984)      (935,157)   (1,480,344)

Distributions to unit holders:
   Investment income - net                           (1,017,921)      (296,519)            -
   Principal from investment transactions                     -              -             -
                                                     ---------------------------------------
                                                     (1,017,921)      (296,519)            -
                                                     ---------------------------------------
Total increase (decrease) in
   net assets                                        (1,948,365)       455,807    (1,506,264)

Net assets:
   Beginning of the year                             11,311,737     10,855,930    12,362,194
                                                     ---------------------------------------
   End of the year (including distributable
      funds (deficit) applicable to Trust units of
      $(3,866), $(98,199) and $(62,308) at
      May 31, 2001, 2000 and 1999, respectively)     $9,363,372    $11,311,737   $10,855,930
                                                     =======================================

Trust units outstanding at the end of the year          684,968        760,074       825,594


See notes to financial statements.

                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                          NOTES TO FINANCIAL STATEMENTS



1.    Significant accounting policies

First Investors Special Situations Growth & Treasury Securities Trust, Series 1 (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and shares of First Investors Special Situations Series ("Special Situations" or "Series"), a separate designated series of First Investors Series Fund (the "Fund"). The Fund is an open-end diversified management investment company, commonly known as a mutual fund.

Security valuation -

Shares of First Investors Special Situations Series Fund ("Special Situations") are stated at Special Situations' published net asset value as reported by First Trust Advisors L.P. (the "Evaluator"), an affiliate of Nike Securities L.P. (the "Sponsor"). Net asset value is determined by dividing the value of Special Situations' securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

The treasury obligations are stated at values as determined by the Evaluator. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or
(4) any combination of the above.

Investment income -

Dividends from the Special Situations' shares, if any, and capital gains distributions are recorded on Special Situations' ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the treasury obligations. Such amortization is included in the cost of treasury obligations rather than in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's treasury obligations is based on the offering price of the treasury obligations on the dates the treasury obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium.

Cost of the Special Situations' shares is based on the net asset value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Bank of New York of $.0085 per annum per unit. Such fee is based on the largest aggregate number of units outstanding during the calendar year. The Evaluator will receive an annual fee based on $.0020 per $10.00 principal amount of treasury obligations outstanding. Additionally, the Trust pays recurring financial reporting costs. The Trust is no longer being charged an annual supervisory fee.

2.    Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at May 31, 2001 follows:


                                                         Special
                                       Treasury         Situation
                                      obligations        shares          Total

         Unrealized appreciation        $82,120        $381,004        $463,124
         Unrealized depreciation              -               -               -
                                        ---------------------------------------

                                        $82,120        $381,004        $463,124
                                        =======================================


3.    Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the treasury obligations and the aggregate underlying value of the equity securities on the date of an investor's purchase, plus a sales charge of 6.0% of the public offering price which is equivalent to approximately 6.383% of the net amount invested.

Distributions to unit holders -

Distributions to unit holders, if any, are made as soon as practicable after the Special Situations' distribution date.

Selected data per unit of the Trust outstanding throughout each year -

Investment income - interest and capital gains distribution, Expenses and Investment income (loss) - net per unit have been calculated based on the weighted average number of units outstanding during the year. Distributions to unit holders, if any, per unit reflect the Trust's actual distributions during the year.


                                                                     Year ended May 31,

                                                               2001        2000       1999

Investment income - interest and capital gains distribution    $ 2.0999    $  .9633   $  .5566
Expenses                                                         (.0141)     (.0236)    (.0145)
                                                               -------------------------------
      Investment income (loss) - net                             2.0858       .9397      .5421

Distributions to unit holders:
   Investment income - net                                      (1.3910)     (.3749)        -
   Principal from investment transactions                            -          -           -

Net gain (loss) on investments                                  (1.9074)     1.1684     (.6104)
                                                               -------------------------------
      Total increase (decrease) in net assets                   (1.2126)     1.7332     (.0683)

Net assets:
   Beginning of the year                                        14.8824     13.1492    13.2175
                                                               -------------------------------
   End of the year                                             $13.6698    $14.8824   $13.1492
                                                               ===============================

                       FIRST INVESTORS SPECIAL SITUATIONS
                  GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                                    PART ONE
                         Must be Accompanied by Part Two

                               -------------------
                               P R O S P E C T U S
                               -------------------

                 SPONSOR:                  Nike Securities L.P.
                                           1001 Warrenville Road
                                           Lisle, Illinois  60532
                                           (800) 621-1675

                 TRUSTEE:                  The Bank of New York
                                           101 Barclay Street
                                           New York, New York  10005

                 LEGAL COUNSEL             Chapman and Cutler
                 TO SPONSOR:               111 West Monroe Street
                                           Chicago, Illinois  60603

                 LEGAL COUNSEL             Tanner Propp & Farber
                 TO TRUSTEE:               99 Park Avenue
                                           New York, New York  10016

                 INDEPENDENT               Deloitte & Touche LLP
                 AUDITORS:                 180 North Stetson Avenue
                                           Chicago, Illinois  60601


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



                   FIRST INVESTORS SPECIAL SITUATIONS
                   GROWTH & TREASURY SECURITIES TRUST

PROSPECTUS
Part Two                                     NOTE: THIS PART TWO PROSPECTUS MAY
Dated September 28, 2001                             ONLY BE USED WITH PART ONE

The Trust. First Investors Special Situations Growth & Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon U.S. Treasury bonds and shares of First Investors Special Situations Fund ("Special Situations" or the "Fund"), a separate designated series of First Investors Series Fund. The Fund is an open-end diversified management investment company, commonly known as a mutual fund.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of Special Situations. Collectively the Treasury Obligations and the Special Situations shares are referred to herein as the "Securities." Special Situations' investment objective is to seek long-term growth of capital. See "What is Special Situations' Investment Objectives and Policies?" and "Description of Certain Securities, Other Investment Policies and Risk Factors." The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. This Trust is intended to achieve its objective over the life of the Trust and as such is best suited for those investors capable of holding Units to maturity. There is, of course, no guarantee that the objective of the Trust will be achieved. See "Portfolio" in Part One.

The Trust has a mandatory termination date ("Mandatory Termination Date" or "Trust Ending Date") as set forth under "Summary of Essential
Information" in Part One.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the Special Situations shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trust provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. As a result of the volatile nature of the market for zero coupon U.S. Treasury bonds, Units sold or redeemed prior to maturity will fluctuate in price and the underlying Treasury Obligations may be valued at a price greater or less than their value as of the Initial Date of Deposit. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUST MAY RECEIVE MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

  BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Treasury Obligations deposited in the Trust will mature on August 15, 2005 (the "Treasury Obligations Maturity Date"). The Treasury Obligations in the Trust have a maturity value equal to or greater than the aggregate Public Offering Price (which includes the sales charge) of the Units of the Trust on the Initial Date of Deposit. The Special Situations shares deposited in the Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. See "Portfolio" in Part One. The Trust will automatically terminate shortly after the maturity of the Treasury Obligations deposited therein.

Public Offering Price. The Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Treasury Obligations and the net asset value of the Special Situations shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge as set forth in "Summary of Essential Information" in Part One. The minimum purchase is that amount set forth in Part One. The sales charge is reduced on a graduated scale for sales involving at least 2,500 Units. See "How is the Public Offering Price Determined?"

Income and Capital Gains Distributions. Distributions, if any, of net income, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever Special Situations makes such a distribution. Any distribution of income and/or capital gains will be net of the expenses of the Trust. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO FEDERAL INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Reinvestment. Each Unit holder will, unless he or she elects to receive cash payments, have distributions of principal (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination), capital gains, if any, and income earned by the Trust, automatically invested in shares of Special Situations (if Units are registered in the Unit holder's state of residence) in the name of the Unit holder. Such distributions (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) will be reinvested without a sales charge to the Unit Holder on each applicable distribution date. See "Rights of Unit Holders-How Can Distributions to Unit Holders be Reinvested?"

Secondary Market for Units. The Sponsor may maintain a market for Units of the Trust and offer to resell such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of Special Situations shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge as set forth in "Summary of Essential Information" in Part One. As of the date of this Prospectus, the Sponsor is maintaining a secondary market. If a secondary market is not maintained in the future, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations plus the aggregate net asset value of the Special Situations shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses, the costs of the Trustee in transferring and recording the ownership of Units, and costs incurred in annually updating each Trust's registration statement, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. See "Rights of Unit Holders-How May Units be Redeemed?"

                   First Investors Special Situations
                   Growth & Treasury Securities Trust

What is First Investors Special Situations Growth & Treasury Securities
Trust?

The First Investors Special Situations Growth & Treasury Securities Trust is a series of investment companies created by the Sponsor under the name of First Investors Special Situations Growth & Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). This series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Bank of New York, as Trustee, and First Trust Advisors L.P., as Portfolio Supervisor and Evaluator.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of First Investors Special Situations Fund ("Special Situations" or the "Fund"), a separate designated series of First Investors Series Fund. The Fund is an open-end diversified management company. Special Situations' investment objective is to seek long-term growth of capital. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a Unit holder's acquisition cost. Collectively, the Treasury Obligations and Special Situations shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved.

The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Special Situations shares never paid a dividend and the value of Special Situations shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. Furthermore, the Sponsor will take such steps in connection with the deposit of additional Securities in the Trust as are necessary to maintain a maturity value of the Units of the Trust at least equal to $10.00 per Unit. The receipt of only $10.00 per Unit upon the termination of the Trust (an event which the Sponsor believes is unlikely) represents a substantial loss on a present value basis. Furthermore, the $10.00 per Unit in no respect protects investors against diminution in the purchasing power of their investment due to inflation (although expectations concerning inflation are a component in determining prevailing interest rates, which in turn determine present values). To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth under "Summary of Essential Information" in Part One.

What are the Expenses and Charges?

At no cost to the Trust, the Sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Indenture for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are also now chargeable to each Trust. Historically, the Sponsor paid these fees and expenses. Also, First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Information" appearing in Part One, for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year except during the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. The fee may exceed the actual costs of providing such supervisory services for the Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the aggregate cost of First Trust Advisors L.P. of supplying such services in such year.

The Evaluator will receive a fee as indicated in the "Summary of Essential Information" appearing in Part One. No fee is paid to the Evaluator with respect to the Special Situations shares in the Trust. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust and for all normal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture, an annual fee computed at $0.0085 per annum per Unit in the Trust outstanding based upon the largest aggregate number of Units of the Trust outstanding at any time during the year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." Rule 12b-1 fees imposed on shares of Special Situations held in the Trust, are rebated to the Trust, deposited in the Income Account and are used to pay expenses of the Trust.

The Trustee's and Evaluator's fees are payable from the Income Account of the Trust to the extent funds are available and then from the Capital Account of the Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses *and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The following additional charges are or may be incurred by the Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses. Since the Special Situations shares consist primarily of common stock and the income stream produced by dividends is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. As discussed above, if dividends are insufficient to cover expenses, it is likely that Special Situations shares will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $0.005 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Assets of the Trust. The Trust will hold one or more of the following:
(i) zero coupon U.S. Treasury bonds (the "Treasury Obligations") and
(ii) interests in a mutual fund (the "RIC Shares"). All of the assets held by the Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the RIC Shares constitute shares in an entity treated as a regulated investment company (the "RIC") for federal income tax purposes.

Trust Status. The Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, accruals of original issue discount, and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss Upon Disposition. If the Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, as discussed below, or certain dividends that exceed the RIC's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code may, however, treat certain capital gains as ordinary income in special situations. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury.

Dividends from RIC Shares. Some dividends on the RIC Shares may qualify as "capital gain dividends," generally taxable to you as long-term capital gains. Other dividends on the RIC Shares, except for any dividends designated as exempt-interest dividends, will generally be taxable to you as ordinary income. If you hold a Unit six months or less or if the Trust holds a RIC Share for six months or less, any loss incurred by you related to the disposition of such RIC Share will be treated as long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to be received) with respect to such RIC Share. Distributions of income or capital gains declared on RIC Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the RIC during the following January.

Dividends Received Deduction. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received by the Trust, because the dividends received deduction is generally not available for dividends from RICs. However, certain dividends on the RIC Shares that are attributable to dividends received by the RIC from certain domestic corporations may be designated by the RIC as being eligible for the dividends received deduction.

Original Issue Discount. The Treasury Obligations will generally be treated as having original issue discount. This original issue discount is generally equal to the difference between the amount payable on the due date and your purchase price allocable to the Treasury Obligations.

Original issue discount accrues on a daily basis and is generally treated as interest income for federal income tax purposes as it accrues. Your basis of each Treasury Obligation must be increased as original issue discount accrues. The rules relating to original issue discount are very complex and special rules apply in numerous circumstances.

Exchanges. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of the Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions. Under certain circumstances, as described in this prospectus, you may request an in-kind distribution of Trust Assets when you redeem your Units or at the Trust's termination. By electing to receive a distribution of Trust Assets, you will receive whole Trust Assets plus, possibly, cash.

You will not recognize gain or loss if you only receive Trust Assets in exchange for your pro rata portion of the Trust Assets held by the Trust. However, if you also receive cash in exchange for a fractional share of the Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Trust Asset.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of the Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes. Under certain circumstances, a RIC may elect to pass through to its shareholders certain foreign taxes paid by the RIC. If the RIC makes this election with respect to RIC Shares, you must include in your income for federal income tax purposes your portion of such taxes, and you may be entitled to a credit or deduction for such taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from the Trust or on gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Why are Investments in the Trust Suitable for Retirement Plans?"

In the opinion of Tanner Propp & Farber, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

Are Investments in the Trust Suitable for Retirement Plans?

Units of the Trust may be well suited for purchase by Individual Retirement Accounts, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Treasury Obligations?

The Treasury Obligations deposited in the Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in shares of Special Situations.

First Investors Special Situations Fund.

The portfolio of the Trust also contains shares of First Investors Special Situations Fund.

Shareholder Inquiries. Shareholder inquiries regarding Special
Situations can be made by calling Shareholder Services at 1-800-423-4026.

Fee Table. The following table is intended to assist investors in understanding the expenses associated with investing in the Series.

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)+                 6.25%

                                         Annual Fund Operating Expenses
                                 (expenses that are deducted from Fund assets)
                                     Distribution
                                     and Service                     Total Annual
                    Management       (12b-1)          Other          Fund Operating    Fee            Net
                    Fees (1)         Fees (2)         Expenses       Expenses (3)      Waiver (1)     Expenses (3)
                    __________       __________       __________     __________        __________     __________
Class A Shares      0.94%            0.30%++        0.36%            1.60%             0.19%          1.41%

____________

(1) For the fiscal year ended September 30, 2000, First Investors
Management Company, Inc. ("the Adviser") waived Management Fees in excess of 0.75% for the Fund. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2001.

(2) Because the Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) The Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

+ There is no sales load payable upon the purchase of the Special Situations shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Special Situations shares is 6.0% in the secondary market.

++ Effectively, there are no 12b-1 fees on Special Situations shares held in the Trust. However, Unit holders who acquire shares of Special Situations through reinvestment of dividends or other distributions or through reinvestment at the Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.

For a more complete description of the various costs and expenses, see "Buying and Selling Shares" in the Special Situations Prospectus which can be obtained by calling 1-800-423-4026.

EXAMPLE:

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated;
(2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                         Three       Five        Ten
                           One Year      Years       Years       Years
                           _______       ______      ______      ______
Special Situations Series  $760          $1,081      $1,425      $2,391

Financial Highlights. The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

CLASS A
Per Share Data
                        Income From Investment Operations        Less Distributions From


          Net Asset     Net         Net Realized                                                     Net Asset
          Value at      Investment  and Unrealized  Total from  Net         Net                      Value at
          Beginning of  Income      Gain (Loss) on  Investment  Investment  Realized  Total          End
          Period        (Loss)      Investments     Operations  Income      Gains     Distributions  of Period
          ________      _______     _______         _______     ______      ______    _______        _______
1995(c)   16.43         (.01)        3.94            3.93          -          .73       .73           19.63
1996(c)   19.63         (.01)        2.28            2.27          -         1.17      1.17           20.73
1997(c)   20.73         (.09)        3.44            3.35          -         1.90      1.90           22.18
1998(a)   22.18         (.05)       (4.30)          (4.35)         -         -         -              17.83
1999(b)   17.83         (.22)        5.79            5.57          -         -         -              23.40
2000(b)   23.40         (.18)        9.81            9.63          -         1.21      1.21           31.82

               Total  Ratios/Supplemental Data
              Return
                                   Ratio to Average Net    Ratio to Average Net
                                         Assets ++                Assets
                                                              Before Expenses
                                                             Waived or Assumed
                    Net Assets                 Net                   Net         Portfolio
           Total    at End of                  Investment            Investment  Turnover
           Return*  Period         Expenses    Income      Expenses  Income      Rate
           (%)      (in millions)  (%)         (%)         (%)       (%)         (%)
           ______   ____________   ____        ______      _____     ______      _____
1995(c)     23.92   125            1.60        (.08)       1.85       (.33)       80
1996(c)     11.56   158            1.59        (.13)       1.84       (.38)       99
1997(c)     16.15   194            1.53        (.45)       1.78       (.70)       84
1998(a)    (19.61)  160            1.53+       (.32)+      1.75+      (.54)+      70
1999(b)     31.24   186            1.53        (.97)       1.76      (1.20)      132
2000(b)     43.07   276            1.41        (.68)       1.60       (.87)      161

____________


+  Annualized.

++ Net of expenses waived or assumed by the investment adviser.

*  Calculated without sales charge.

(a)For the period January 1, 1998 to September 30, 1998.

(b)For the fiscal year ended September 30.

(c)For the calendar year ended December 31.

What are Special Situations' Principal Investment Strategies?

The Fund invests at least 65% of its total assets in common stocks of small-cap companies which have above-average growth potential. The Fund defines small-cap stocks as those with market capitalizations which fall within the range of those of companies in the Standard and Poor's 600 Small-Cap Index ("S&P 600 Small-Cap Index"). As of September 30, 2000, the market capitalizations of companies in the S&P 600 Small-Cap Index ranged from approximately $34 million to $6 billion. The market capitalizations of companies in the S&P 600 Small-Cap Index will change with market conditions. The Fund looks for companies that are in the early stages of their development, have a new product or service, are in a position to benefit from some change in the economy, have new management, or are experiencing some other "special situation" which makes their stocks have attractive growth potential. Because these companies tend to be smaller, their growth potential is often greater. While the Fund primarily invests in U.S. companies, it may invest in stocks of foreign companies. The Fund's investments in foreign companies are generally limited to stocks that are dollar-denominated and listed and traded on a U.S. securities exchange or the NASDAQ, either directly or through depository receipts.

In selecting stocks, the Fund relies on fundamental research. In selecting stocks, the Fund relies on fundamental research. It first screens potential investments to identify those that meet the Fund's definition of small-cap stocks and have attractive growth prospects due to some special situation. It then analyzes theses stocks, looking for companies that have one or more of the following characteristics: improving business fundamentals, strong market shares for their products or services, and strong management. The Fund may emphasize certain industry sectors based on economic and market conditions. The Fund may sell a stock when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations, appreciates in value to the point that it is no longer a small-cap stock, or becomes fully valued by the market. Information on the Fund's recent strategies and holdings can be found in the most recent annual report.

Description of Principal Risks

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of owning the Special Situations Fund:

Market Risk:

Because this Fund invests in stocks, an investment in the Fund is subject to stock market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets and periods when stock prices generally go down, referred to as "bear" markets.

Small-Cap Risk:

The market risk associated with small-cap stocks is greater than that associated with larger-cap stocks because small-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-cap companies are generally dependent on a small number of products or services, their earnings are less predictable, and their share prices more volatile. These companies are also more likely to have limited markets or financial resources, and may depend on a small, inexperienced management group. Stocks of small-cap companies often are not as broadly traded as those of larger-cap companies and are often subject to wider price fluctuations. As a result, at times it may be difficult for the Fund to sell these securities at a reasonable price.

Growth Stock Risk:

The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their revenues or earnings at above average rates. If expectations are not met, the prices of these stocks may decline significantly.

Foreign Issuers Risk:

Foreign investments involve additional risks, including currency fluctuations, political instability, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

Other Risks:

While the Fund generally attempts to invest in small-cap stocks with market capitalizations which fall within the range of those of companies in the S&P 600 Small-Cap Index, it is not an index fund. The Fund may hold securities other than those in the S&P 600 Small-Cap Index, may hold fewer securities than the index, and may have sector or industry allocations different from the index, each of which could cause the Fund to underperform the index.

Who is the Management of Special Situations?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. Its address is 95 Wall Street, New York, NY 10005. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. It currently serves as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.9 billion as of January 12, 2001. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions.

For the fiscal year ended September 30, 2000, FIMCO received advisory fees of 0.75% of average daily net assets, net of waiver.

Portfolio Managers. The Fund is managed by Patricia D. Poitra, Director of Equities. Prior to June 15, 2001, she was Co-Portfolio Manager of the Fund. Ms. Poitra also is responsible for the management of certain other First Investors Funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. Ms. Poitra has been Director of Equities at FIMCO since October 1994.

Regulatory Matters. In June 1992, the Fund's underwriter FIC, entered into a settlement with the Securities and Exchange Commission ("SEC") to resolve allegations by the agency that certain of FIC's sales representatives had made misrepresentations concerning the risks of investing in two high-yield bond funds, the First Investors Fund For Income, Inc. and the First Investors High Yield Fund, Inc. ("High Yield Funds") and had sold these Funds to investors for whom they were not suitable. Without admitting or denying the SEC's allegations, FIC: (a) consented to the entry of a final judgment enjoining it from violating
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and Section 17(a) of the 1933 Act; (b) agreed to the entry of an administrative order censuring it and requiring it to comply with undertakings to improve its policies and procedures with regard to sales, training, supervision and compliance; and (c) agreed to pay $24.7 million to certain investors who purchased shares of the High Yield Funds from in or about November 1984 to in or about November 1990.

FIC, FIMCO and/or certain affiliated entities and persons have entered into settlements with regulators in 29 states to resolve allegations, similar to those made by the SEC, concerning sales of the High Yield Funds. In October 1993, as part of settlements with Maine, Massachusetts, New York, Virginia and Washington ("State of Settlements"), FIC, FIMCO and certain affiliated entities and persons agreed, without admitting or denying any of the allegations, (a) to be enjoined from violating certain provisions of the state securities laws;
(b) to engage in remedial measures designed to ensure that proper sales practices are observed in the future; and (c) to pay $7.5 million, in addition to the $24.7 million previously paid by FIC in connection with the SEC settlement, to investors in the High Yield Funds. In addition, as part of those settlements, several FIC executives including Glenn O. Head, who is an officer and trustee of the Fund, agreed to be suspended and enjoined temporarily from associating with any broker/dealer in a supervisory capacity in certain of the states. On December 8, 1993, several present and former FIC executives, including Mr. Head, also agreed, without admitting or denying the allegations, to temporary SEC suspensions from associating with broker/dealers and in some cases other regulated entities in a supervisory capacity.

How and When Does The Fund Price Its Shares? The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

In valuing its assets, the Fund uses the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund.

Dividends and Other Distributions. To the extent that it has net investment income and net realized capital gains, the Fund will declare and pay dividends from net investment income and will distribute any net realized capital gains on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust described herein.

The Sponsor has obtained an exemptive order of the Securities and Exchange Commission ("SEC") to enable it to deposit Special Situations shares purchased for deposit in the Trust. Under the terms of the exemptive order, the Sponsor has agreed to take certain steps to ensure that investment in Special Situations shares is equitable to all parties and particularly that the interests of the Unit holders are protected. Special Situations has agreed to waive any sales charge on shares sold to the Trust. Furthermore, FT Advisors L.P. has agreed to waive its usual fee for acting as Evaluator of the Trust's portfolio with respect to that portion of the portfolio comprised of Special Situations shares, since information with respect to the price of Special Situations' shares is readily available to it. In addition, the Indenture requires the Trustee to vote all shares of Special Situations held in the Trust in the same manner and ratio on all proposals as the vote of owners of Special Situations shares not held by the Trust.

The value of Special Situations' shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. Special Situations' shares may appreciate or depreciate in value (or pay dividends or other distributions) depending on the full range of economic and market influences affecting the securities in which it is invested and the success of Special Situations' Adviser in anticipating or taking advantage of such opportunities as they may occur. However, the Sponsor believes that, upon termination of the Trust, even if the Special Situations shares deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations) for those individuals purchasing on the Initial Date of Deposit (or any other Date when the value of the Units is $10.00 or less). This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on the Initial Date of Deposit (or another date when the value of the Units is $10.00 or less), total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from the Trust?" Of course, the portfolio of Special Situations will be changing as the Adviser attempts to achieve Special Situations' objective.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Part Two Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. Litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Special Situations shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts held or owned by the Trust, plus a maximum sales charge of 6.0% of the Public Offering Price (equivalent to 6.383% of the net amount invested) divided by the number of outstanding Units of the Trust.

The minimum purchase in the Trust is 200 Units. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                        Percent of          Percent of
                                        Offering            Net Amount
Number of Units                         Price               Invested
________________________                ___________         __________
  2,500 but less than 5,000             5.50%               5.82%
  5,000 but less than 10,000            5.25%               5.54%
 10,000 but less than 25,000            4.25%               4.44%
 25,000 but less than 50,000            3.25%               3.36%
 50,000 but less than 75,000            2.25%               2.30%
100,000 or more                         1.25%               1.27%

Any such reduced sales charge shall be the responsibility of the party making the sale. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one seller. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the party making the sale of any such combined purchase prior to the sale in order to obtain the indicated discount. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of the Sponsor, the sales charge is reduced by 4.6% of the Public Offering Price.

The Public Offering Price of Units on the date of this Part Two Prospectus may vary from the amount stated under "Summary of Essential Information" in Part One in accordance with fluctuations in the prices of the underlying Securities. The aggregate value of the Units of the Trust shall be determined (a) on the basis of the bid prices of the Treasury Obligations and the net asset value of the Special Situations shares therein plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust, (b) if bid prices are not available for the Treasury Obligations, on the basis of bid prices for comparable securities, (c) by determining the value of the Treasury Obligations on the offer side of the market by appraisal or (d) by any combination of the above.

The secondary market Public Offering Price will be equal to the bid price per Unit of the Treasury Obligations and the net asset value of the Special Situations shares therein plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus the applicable sales charge.

Although payment is normally made three business days following the order for purchase (the "date of settlement"), payment may be made prior thereto. A person will become owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Units repurchased in the secondary market may be offered by this Part Two Prospectus at the secondary market public offering price determined in the manner described above.

It is the intention of the Sponsor to qualify Units of the Trust for sale in a number of states. Secondary market sales will be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering Price. However, resales of Units of the Trust by such dealers and others to the public will be made at the Public Offering Price described in this prospectus. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated above. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

From time to time the Sponsor may implement programs under which dealers of the Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on other taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the Federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

Trust performance may be compared to performance on the same basis (with distributions reinvested) of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

What are the Sponsor's Profits?

In maintaining a market for the Units, the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 6.0%) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person or entity who is registered as such owner on the books of the Trustee. Unit holders will hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable by surrender to the Trustee accompanied by a written instrument or instruments of transfer. Units to be redeemed must be accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the books of the

Trustee with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See "Summary of Essential Information" in Part One. Proceeds received from rebated Rule 12b-1 fees or on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed at least annually on each Distribution Date to Unit holders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations in the Trust, will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

The Record Date and Distribution Date were established so as to occur shortly after the record date and the payment dates of Special
Situations. Special Situations normally pays dividends on its net investment income annually. Net realized capital gains, if any, will be distributed at least annually.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the number of shares of Special Situations attributable to his or her Units, which will be distributed "in kind" directly to his or her account, rather than redeemed, (ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of the Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in the Trust invested on the date such proceeds become available to the Trust, in additional shares of Special Situations at net asset value. Such shares will not be subject to a sales charge or a contingent deferred sales load but such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in Special Situations. Unless a Unit holder indicates that he or she wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Special Situations shares are distributed to his or her account, instruct Special Situations to redeem all or a portion of the shares in his or her account. Shares of Special Situations, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days after the termination of the Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of Special Situations held for such Unit holder and hold the funds to which such Unit holder is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of the Trust any dividends, distributions or rebated Rule 12b-1 fees received on the Special Situations shares therein. All other receipts (e.g., return of principal, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

How Can Distributions to Unit Holders be Reinvested?

Each Unit holder of the Trust will have distributions of principal, if any, or income automatically invested in Special Situations shares (if Units are properly registered in the name of the Unit holder) deposited at such share's net asset value next computed, unless he or she indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he or she wishes to receive cash payments. Shares of Special Situations obtained through reinvestment will not be subject to a sales charge, although such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in Special Situations. Reinvestment by the Trust in Special Situations shares will normally be made as of the distribution date of the Trust after the Trustee deducts therefrom the expenses of the Trust.

Additional information with respect to the investment objective and policies of Special Situations is contained in its prospectus and SAI, which can be obtained by calling 1--800-423-4026.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature, subject to meeting certain suitability requirements, by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. Subject to the following limitations, shares held in a Unit holder's reinvestment account in Special Situations may be exchanged, at net asset value, for shares of any eligible Fund, including money market funds. In addition, Class A shares of a Fund may be exchanged at net asset value for units of any single payment plan ("plan") sponsored by the Underwriter. Shares of a particular class may be exchanged only for shares of the same class of another fund. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Series shares for shares of another fund or plan, you should read the prospectus of the fund or plan into which the exchange is to be made. You may obtain prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE that day. "Good order" means that an exchange request must include:
(1) the names of the funds, account numbers (if existing accounts), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; and (3) the signature of all registered owners exactly as the account is registered. Exchange requests received after that time will be processed on the following trading day.

Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of the Fund's other shareholders. Accordingly, the Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. The Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and its other shareholders. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. See the Fund's prospectus for further information regarding the Exchange Privilege.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust;
(3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital gains distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its unit investment trust office in the City of New York of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above, and payment of applicable governmental charges, if any. No redemption fee will be charged. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the redemption price per Unit next computed after receipt by the Trustee of such tender of Units. The day of tender is deemed to be the date on which Units are received by the Trustee (if such day is a day in which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time) the date of tender is the next day on which the NYSE is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "Rights of Unit Holders-How are Income and Capital Distributed?" In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of Special Situations will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit.

The redemption price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the Special Situations shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts of the Trust. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities (including "when issued" contracts, if any) held in the Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the Special Situations shares next computed; and (3) dividends or other distributions receivable on Special Situations shares trading ex-dividend as of the date of computation and amounts accrued, if any, for rebated Rule 12b-1 fees; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any; (3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the NYSE is closed (other than for customary weekend and holiday closings) or during which the SEC determines that trading on the NYSE is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the SEC may by order permit. Under certain extreme circumstances, the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $35 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 2000, the total partners' capital of Nike Securities L.P. was $21,676,108 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Code of Ethics. The Sponsor and each Trust have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Who is the Trustee?

The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, 1-800-221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor Trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor Trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of the Trustee no successor has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture Be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in the Trust but in no event beyond the Mandatory Termination Date indicated under "Summary of Essential Information" in Part One of this prospectus. The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee in the event that

Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriter, including the Sponsor. If the Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriter, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Tanner Propp & Farber will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The financial statement of the Trust for the period set forth in and included as part of Part One of this prospectus and registration statement has been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the registration statement, and is included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements for periods prior to that audited by Deloitte & Touche LLP were audited by other auditors whose report expressed an unqualified opinion on those financial statements.

CONTENTS:

First Investors Special Situations Growth
& Treasury Securities Trust
   What is First Investors Special Situations Growth
      & Treasury Securities Trust?                       3
   What are the Expenses and Charges?                    3
   What is the Federal Tax Status of Unit Holders?       4
   Are Investments in the Trust Suitable for
      Retirement Plans?                                  6
Portfolio:
   What are Treasury Obligations?                        6
   First Investors Special Situations Fund               7
   What are Special Situations' Principal Investment
      Strategies?                                        9
   Description of Principal Risks                        9
   Who is the Management of Special Situations?         10
   What are Some Additional Considerations
      for Investors?                                    11
Public Offering:
   How is the Public Offering Price Determined?         11
   How are Units Distributed?                           12
   What are the Sponsor's Profits?                      13
Rights of Unit Holders:
   How is Evidence of Ownership Issued
      and Transferred?                                  13
   How are Income and Capital Distributed?              14
   How Can Distributions to Unit Holders
      be Reinvested?                                    14
   What Reports Will Unit Holders Receive?              15
   How May Units be Redeemed?                           15
   How May Units be Purchased by the Sponsor?           16
   How May Securities be Removed from the Trust?        17
Information as to Sponsor, Trustee and Evaluator:
   Who is the Sponsor?                                  17
   Who is the Trustee?                                  17
   Limitations on Liabilities of Sponsor and Trustee    18
   Who is the Evaluator?                                18
Other Information:
   How May the Indenture Be Amended
      or Terminated?                                    18
   Legal Opinions                                       19
   Experts                                              19

                                  __________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                             FIRST TRUST(R)

                   First Investors Special Situations
                   Growth & Treasury Securities Trust

                               Prospectus

                                Part Two
                           September 28, 2001

                             First Trust(R)

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                          The Bank of New York

                           101 Barclay Street
                        New York, New York 10286
                             1-800-221-7668

                          THIS PART TWO MUST BE
                         ACCOMPANIED BY PART ONE

                 PLEASE RETAIN BOTH PARTS OF PROSPECTUS
                          FOR FUTURE REFERENCE

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors



                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Investors Special Situations Growth and Treasury Securities Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on September 28, 2001.

                     FIRST INVESTORS SPECIAL SITUATIONS GROWTH
                       AND TREASURY SECURITIES TRUST, SERIES 1
                                    (Registrant)
                     By   NIKE SECURITIES L.P.
                                    (Depositor)


                     By   Robert M. Porcellino
                          Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title                      Date

David J. Allen        Sole Director of      )
                      Nike Securities       )
                        Corporation,        )  September 28, 2001
                    the General Partner     )
                  of Nike Securities L.P.   )
                                            )
                                            )Robert M. Porcellino
                                            )  Attorney-in-Fact**

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of First Investors Special Situations Growth & Treasury Securities Trust, Series 1 of our report dated September 14, 2001 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.






Deloitte & Touche LLP

Chicago, Illinois
September 26, 2001